FedNat Holding Company (NASDAQ: FNHC) • FedNat Insurance Company • Maison Insurance Company • Monarch National Insurance Company Third Quarter 2020 NOVEMBER 2020 INVESTOR PRESENTATION

SAFE HARBOR STATEMENT Safe harbor statement under the Private Securities Litigation Reform Act of 1995: (including changes in interest rates and financial markets); pricing competition and other initiatives by competitors; legislative and regulatory developments; the Statements that are not historical fact are forward-looking statements that are outcome of litigation pending against the Company, and any settlement thereof; subject to certain risks and uncertainties that could cause actual events and results to dependence on investment income and the composition of the Company’s differ materially from those discussed herein. investment portfolio; insurance agents; ratings by industry services; the reliability and The risks and uncertainties include, without limitation, risks and uncertainties related security of our information technology systems; reliance on key personnel; acts of to estimates, assumptions and projections generally; the nature of the Company’s war and terrorist activities; and other matters described from time to time by the business; the adequacy of its reserves for losses and loss adjustment expense; claims Company in releases and publications, and in periodic reports and other documents experience; weather conditions (including the severity and frequency of storms, filed with the United States Securities and Exchange Commission. hurricanes, tornadoes and hail) and other catastrophic losses; reinsurance costs and In addition, investors should be aware that generally accepted accounting principles the ability of reinsurers to indemnify the Company; raising additional capital and our prescribe when a company may reserve for particular risks, including claims and compliance with minimum capital and surplus requirements; potential assessments litigation exposures. Accordingly, results for a given reporting period could be that support property and casualty insurance pools and associations; the significantly affected if and when a reserve is established for a contingency. Reported effectiveness of internal financial controls; the effectiveness of our underwriting, results may therefore appear to be volatile in certain accounting periods. pricing and related loss limitation methods; changes in loss trends, including as a result of insureds’ assignment of benefits; court decisions and trends in litigation; our Readers are cautioned not to place undue reliance on these forward-looking potential failure to pay claims accurately; ability to obtain regulatory approval statements, which speak only as of the date on which they are made. We do not applications and requested rate increases, or to underwrite in additional jurisdictions, undertake any obligation to update publicly or revise any forward-looking statements and the timing thereof; the impact that the results of our subsidiaries’ operations may to reflect circumstances or events that occur after the date the forward-looking have on our results of operations; inflation and other changes in economic conditions statements are made. 2

FEDNAT CORPORATE PROFILE

Key Metrics*:

3Q20 TTM Gross Written Premiums **$709M**	Book Value Per Common Share **$14.69**
Top **4** FL Homeowners Insurer	Agency Partnerships **4,500+**
Cash and Investments **~$603M**	Demotech Financial Stability Rating **A**

FEDNAT INSURANCE COMPANY

A regional homeowners insurer located in southeastern states, including Florida, Texas, Louisiana, South Carolina, Alabama and Mississippi

Corporate Overview

- Leader in Florida homeowner's market
- Expanded opportunistically in coastal markets outside of Florida
- Quality book of business with primary focus on underwriting results
- Strong, large partner agent network and brand recognition
- Experienced leadership team including newly created COO position

* As of September 30, 2020, unless otherwise noted

FEDNAT 3

COVID-19 UPDATE Limited, if any, exposure to the pandemic based on our product offerings and contractual obligations • Our focus is on maintaining the safety, security and health of all our stakeholders, and closely monitoring the impacts of the pandemic on our operations, financial condition and results • Over 95% of our staff is operating remote and can continue to do so indefinitely, through implementing business contingency plans • Weathered the initial impact to our investment portfolio from immense market volatility o Recouped 1Q20 equity and bond losses in 3Q20: . YTD realized gains of $9.1M in bond portfolio . YTD realized losses of just $0.2M and YTD unrealized gains of $0.4M in equity portfolio • Solid non-insurance company liquidity of $61M • Positioned to sustain our operational expenditure requirements with our existing capital levels, as well as capital allocation priorities in the event of a more severe economic downturn 4

LONG-TERM VALUE DRIVERS

TAKING ACTION TO IMPROVE PROFITABILITY IN FLORIDA	✓ Strong brand and agent distribution with underwriting discipline ✓ Multiple rounds of rate increases to counter challenging environment ✓ Controlling policy counts and total exposures until rates more adequately reflect increased costs
DIVERSIFYING RISK THROUGH EXPANSION OUTSIDE OF FLORIDA	✓ Successful organic growth via partnership with MGU SageSure ✓ Accelerated expansion with acquisition of Maison in Dec. 2019 ✓ Non-Florida markets have more favorable operating environment including less litigation and more flexibility in setting rates
BENEFITING FROM MAISON CONTRIBUTIONS	✓ $8M+ annual reinsurance savings beginning with the 2019-2020 treaty year ✓ Continuing to raise rates at Maison and SageSure to ensure rate adequacy ✓ $3 million annual ongoing operational synergies
BALANCE SHEET SUPPORTS RETURNING VALUE TO SHAREHOLDERS	✓ $10M remaining in share repurchase program for current calendar year ✓ Maintaining appropriate levels of statutory capital in insurance companies and liquidity at holding company

FEDNAT 5

LEADING POSITION IN FRAGMENTED FLORIDA MARKET Market dominated by “specialists,” of which FedNat is among the top four, with limited national P&C carrier presence OPERATING ENVIRONMENT SUMMARY $10B+ Total addressable Florida • Nation’s third largest state with 21 million people—projected at 26 million homeowners market by 2030 • $10 billion homeowners insurance market with strong home construction and growing housing inventory throughout the state Focus on quality, • Highly fragmented market with national players comprising less than 20%, well-mitigated homes none with higher market share than FedNat • Large partner agent network, Allstate and GEICO agency relationships Strong partner agent network and reputation 6

TAKING ACTION TO IMPROVE FLORIDA PROFITABILITY Prudent underwriting and risk mitigation for CAT exposure Multiple rate increases to ensure rate adequacy in challenging operating environment and increased reinsurance costs Over 40% compounded increase in FL homeowners rates since 2017 Controlling policy counts and total exposures until rates more adequately reflect our increased costs 7

GEOGRAPHIC DISTRIBUTION OF FLORIDA HOMEOWNERS BOOK Panhandle 12.1% • Statewide offering of Homeowners, Dwelling North FL Fire, Condo and Renters 5.8% • Risk management through utilization of both analytics and geographic exposure Central FL management 13.7% Total Florida Tampa/ • Distribute through independent retail partner Policies in Force St. Pete 13.1% agents and national carrier affinities for Homeowners/Fire Treasure • Managed catastrophe exposure by ceding risk as of September 30, 2020 Coast through reinsurance treaties 217,000 7.3% Tri- SW FL County* 21.5% 26.5% * Miami-Dade County is 3.9% of total Florida PIF 8

MANAGING OUR BOOK TO OPTIMIZE PROFITABILITY HOMEOWNERS FLORIDA TOTAL INSURED VALUE HOMEOWNERS FLORIDA MARKET SHARE AND POLICIES IN-FORCE Premiums in Force and % Market Share 120 1 390 Premiums In-Force ($in Mill) Policies In-Force (# in Thousands) % of Market Share 360 100 $96 $92 330 600 6.00% $89 $88 $87 $87 $87 $85 $84 $85 300 265 $80 PIF (Thousands) $482 256 500 $476 $469 $474 5.00% 80 249 270 $467 $462 $457 $463 246 244 241 $452 $451 $451 240 237 240 Force at Quarter End 230 - 217 240 400 4.00% 60 210 TIV (Billions) 180 300 265 3.00% 256 249 246 150 244 240 237 241 240 230 40 217 120 200 2.00% 90 In Premiums/Policies 20 60 100 1.00% 30 0 0.00% 0 0 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Total Insured Value Policies In Force Flat premiums on decreased exposure drives improved profitability profile 1. SNL P&C Group: Insurance Statutory Market Share Report, YE figures as of 12/31/19 9

2020-2021 REINSURANCE STRUCTURE* -

FNIC / MNIC / MIC COMBINED SPEND OF $283M

$1.3B
211 Yr
Florida Only
RMS Long Term
With Loss Amplification

Hurricane Irma: $1.03B

$1.275B xs $25M
Catastrophe Excess of Loss Reinsurance
(Including FHCF Coverage)

Multiple Events 2005*: $670M**

Hurricane Michael: $506.5M

Multiple Events 2004: $448M**

Hurricane Andrew: $319M

Hurricane Wilma: $203M

Hurricane Matthew: $53M

Company Retention - $25M with lower underlying retentions for both Florida and Non-FL

1st Event Florida ($859M, 9/30/20A
100 year RMS LT+DS RP)

**2004 Events: Charley, Frances, Ivan & Jeanne
***2005 Events: Dennis, Katrina, Rita & Wilma
Structure based on FHCF limit at time of purchase
Event losses are combined FNIC + MNIC + MIC totals

NEW QUOTA-SHARE TREATY FOR NON-FLORIDA HOMEOWNERS

50% quota-share with Anchor Re, wholly-owned subsidiary of Sage Sure. Increase to 80%, effective on December 1, 2020.

Mirrors the existing profit share with SageSure, so no impact on pre-tax results, but provides statutory surplus relief.

REINSURANCE PARTNERS

FIDELIS		EVEREST
Elementum	ALLIED WORLD	Endurance
CHUBB	PartnerRe	HAMILTON
AXIS		Munich RE
LLOYD'S	TransRe	Swiss Re

* Depicts the '20-'21 program at its July 1, 2020 inception. To date, FNHC has utilized portions of the reinsurance capacity illustrated above and has purchased several additional covers to replace portions of the limit used, as outlined in our 8-K and 10-Q filings. None of the retention events from Q3-20 and Q4-20 are expected to exceed $160 million on a gross loss basis.

FEDNAT 10

FNIC FLORIDA RATE CHANGE HISTORY Homeowners Selected Cumulative Rate Taken Cumulative 40.0% 30.0% 20.0% 10.0% 9.3% 5.6% 10.0% 5.1% 3.2% 2.1% 0.0% 31% -10.0% -4.0% Dwelling Fire 50.0% 40.0% 30.0% 20.0% 14.9% 41% 7.2% 6.5% 10.0% 3.6% 4.1% 4.3% 0.0% 10/1/2016 2/1/2017 6/1/2017 10/1/2017 2/1/2018 6/1/2018 10/1/2018 2/1/2019 6/1/2019 10/1/2019 2/1/2020 6/1/2020 10/1/2020 50.0% Condo 40.0% 30.0% 20.0% 9.7% 12.1% 4.7% 10.3% 48% 5.7% 5.3% 10.0% 0.0% 0.0% 11

PROACTIVELY INCREASING HOMEOWNERS RATE IN 2020 1 INCREMENTAL PREMIUM IN 2021-2022 (In millions) 9%+ 5.0% TX and LA Increases Texas Increase Fully Earned (FNIC) Fully Earned (FNIC) $22.0 15.9% Louisiana Increase Fully Earned (MIC) $69M 2.8% 7.4% Anticipated incremental premium Florida Rate Increase Florida Rate Increase 5.6% from rate increases in 2021 Fully Earned Fully Earned Florida Rate Increase Fully Earned $59.6 $4.1 $4.6 $3.9 $4.2 $82M In 2022, when all rate increases $13.1 $15.3 $13.9 $9.8 contemplated herein are fully earned out Q1 ‘21 Q2 ‘21 Q3 ‘21 Q4 ‘21 FY ‘22 Florida Homeowners Non-Florida Homeowners 1. Reflects actual and anticipated approvals of filed rate increases from April 2019 through December 2020. 12

FOCUS ON ATTRACTIVE NON-FLORIDA HOMEOWNERS MARKETS FEDNAT IN-FORCE POLICY COUNTS – BY STATE 1% 1% 4% 5% 14% 15% 17% 36% 42% 58% NON-FLORIDA 64% 21% NON-FLORIDA December 31, 2019 September 30, 2020 Florida Texas Louisiana South Carolina Alabama Note: Based on homeowners/fire lines of business 13

DIVERSIFYING OPPORTUNISTICALLY IN NON-FLORIDA MARKETS • Better operating environment with less litigation and more rate flexibility • Organic non-Florida growth over past 7+ years has been with our MGU partner, SageSure • Accelerated geographic expansion strategy with Maison acquisition • Staying narrow—Gulf and Atlantic coastal states, homeowners line • Focus on coastal zones 1 and 2 where opportunity is greatest • Leveraging best practices developed over our 25+ years of experience Greater combined ratio flexibility outside of Florida — targeted combined ratio at or under 90% 14

FINANCIAL HIGHLIGHTS

(in thousands)	2017	2018	2019	3Q20YTD
Gross Premiums Written	$603,417	$567,764	$610,608	$558,492
Gross Premiums Earned	603,193	580,020	582,334	538,988
Net Premiums Earned	333,481	355,257	363,652	300,934
Net Investment Income	10,254	12,460	15,901	9,637
Total Revenues	391,662	396,093	414,961	347,034
Net Income (Loss)	7,989	14,928	1,011	(40,091)
Diluted Earnings per Share	$0.60	$1.16	$0.08	$(2.89)
Adjusted Operating Income (Loss) [1]	2,700	19,990	(361)	(45,303)
Adjusted Operating Income (Loss) per Share [1]	$0.21	$1.51	$(0.03)	$(3.26)
Diluted Shares Outstanding	13,250	12,867	13,023	13,890

NINE MTHS ENDED 9/30/20

- Adjusted operating loss of $(3.26) per share includes $(3.85) per share in net CAT losses from Hurricane Laura and Sally as well as other severe weather events in Florida, Texas and Louisiana, totaling ***$352M*** of gross losses and ***$89M*** net of all recoveries
- Adjusted operating loss also includes reserve strengthening, pre-tax, of ~$6M or $(0.27) per share for prior accident years, primarily the 2019 accident year in Florida homeowners
- Gross premiums written increased 21% over 3Q19YTD, with Florida homeowners essentially flat and 103% growth in non-Florida homeowners business
- Repurchased 800K shares at a discount to book value.

1. Non-GAAP Measures

FEDNAT 15

OPERATING RATIOS 2017 2018 2019 3Q20YTD Net Loss Ratio 74.2 64.3 75.1 99.0 Net Expense Ratio 40.5 40.3 35.9 35.7 Combined Ratio 114.7 104.6 111.0 134.7 Effect of Current Year CAT Losses on Combined Ratio 9.1 8.9 14.5 29.6 Effect of Prior Year Development on Combined Ratio 0.6 (0.8) 3.0 2.0 Underlying Combined Ratio 1 105.0 96.5 93.5 103.1 Adjusted Operating Return on Equity 1.30 9.4 (0.2) (26.4) Effect of Current Year CAT Losses 8.7 11.1 17.1 31.2 Effect of Prior Year Development 0.6 -1.0 3.6 2.2 Underlying Operating Return on Equity 1 10.6 19.5 20.5 7.0 1. Non-GAAP Measures 16

CAPITAL STRUCTURE NON-INSURANCE LIQUIDITY CASH AND INVESTMENTS $ in millions $ in millions $115 $120 $738 $800 $684 $688 $100 $613 $603 $76 $600 $80 $70 $65 $61 $400 $60 $40 $200 $20 $- * * Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 * Q3-19 included ~$50M earmarked for the Maison acquisition, which closed in Dec 2019. FINANCIAL LEVERAGE UNDERWRITING LEVERAGE Debt/Capital NPE/Equity 50% 250% 201.2% 40% 32.9% 200% 177.1% 165.9% 29.3% 28.4% 29.2% 30.8% 147.2% 153.1% 30% 150% 20% 100% 10% 50% 0% 0% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q3 2019 Q4 2019 Q1 2020** Q2 2020 Q3 2020* * Driven by higher ceded catastrophe and quota-share reinsurance premiums. ** First full quarter of Maison earned premiums. 17

CONSERVATIVE INVESTMENT PORTFOLIO PORTFOLIO COMPOSITION INVESTMENT CRITERIA as of September 30, 2020 (in millions) Corporate & Collaterized • Designed to preserve capital, maximize after-tax Mortgage Obligations investment income, maintain liquidity and $318.0 minimize risk • As of 9/30/2020, 100% of the Company’s fixed State. Muni, and income portfolio was rated investment grade Political Subs • Average duration: 2.985 years $30.9 • Composite rating: A (S&P Composite) Common Stock & • YTM: 1.078% Mutual Funds • Book yield: 2.153% $13.1 • Historical total returns on cash and investments as of 9/30/2020 Cash and Cash • 1 Year: 4.79% Equivalents US Gov. & Agency • 2 Years: 5.74% $49.3 Sec. $191.5 • Sold all equities in October to minimize risk 18

LONG-TERM VALUE DRIVERS • Focused on profitable underwriting opportunities in core homeowners business o Continued action to improve profitability in Florida o Focusing on profitable underwriting in attractive markets outside of Florida o Benefiting from Maison acquisition that expanded non-Florida business • Rate increases in Florida and non-FL states expected to add almost $70M in incremental premium in 2021 vs. 2020 • Long-term target combined ratio of 95% for Florida and 90% for non-Florida states • Long-term target ROE of 15% in years with normalized CAT activity, once rate increases have fully earned in • Track record of returning value to shareholders through dividends and repurchases 19

Questions? Michael Braun Chief Executive Officer Ron Jordan Chief Financial Officer Bernie Kilkelly Investor Relations, Ellipsis investorrelations@FedNat.com